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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported) June 30, 1995.



                              RMI TITANIUM COMPANY



          Ohio                     1-10319                    31-0875005
(State of Incorporation)         (Commission               (I.R.S. Employer
                                 File Number)             Identification No.)



    1000 Warren Avenue, Niles, Ohio                            44446
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  216/544-7700
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Item 5.  Other Events

         On June 30, 1995, RMI Titanium Company issued a press release announcing certain actions, a copy of which is attached as exhibit 99 and is incorporated herein by reference.

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SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on its behalf by the undersigned hereunto duly authorized.

                                     RMI TITANIUM COMPANY



                                     By:   /s/ TIMOTHY G. RUPERT
                                          -----------------------------
                                          Timothy G. Rupert
                                          Senior Vice President and
                                          Chief Financial Officer
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                              INDEX TO EXHIBITS



Exhibit Number and Description -

  #99  Press Release